UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Christopher E. Kashmerick
Trust for Advised Portfolios
2020 East Financial Way, Suite 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7385
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2016

Item 1. Reports to Stockholders.

Infinity Q Diversified Alpha Fund

Annual Report to Shareholders

Consolidated Financial Statements

August 31, 2016

Infinity Q Diversified Alpha Fund

Annual Report to Shareholders

Consolidated Financial Statements

August 31, 2016

TABLE OF CONTENTS
Page
Adviser’s Shareholder Letter	1 - 5

Expense Example	6

Consolidated Financial Statements

Consolidated Schedule of Investments	7 - 13

Consolidated Statement of Assets and Liabilities	14 - 15

Consolidated Statement of Operations	16

Consolidated Statement of Changes in Net Assets	17

Consolidated Financial Highlights	18 - 19

Notes to Consolidated Financial Statements	20 - 37

Report of Independent Registered Public Accounting Firm	38

Trustee and Officer Information	39 - 41

Other Information

(Unaudited)

Dear Shareholder:

Infinity Q Capital Management is a pioneering investment firm managed by a team of professionals who also manage assets for Wildcat Capital Management, the family investment office for David Bonderman, the co-founder of $75 Billion private equity firm TPG. The Infinity Q Diversified Alpha Fund (the “Fund”) attempts to generate positive absolute returns by providing exposure to several “alternative” strategies including Volatility, Equity Long/Short, Relative Value, and Global Macro. Our strategies are intended to have a low correlation to equity, fixed income, and credit markets.

We believe our “quantamental” approach provides a unique investment framework.  Our strategies seek to combine the breadth of quantitative investing with the depth of private equity investing. We pursue compelling discretionary investment opportunities while simultaneously harvesting uncorrelated alpha systematically and risk premia across asset classes. Our systematic strategies are based on economic intuition and rigorously tested out of sample in an attempt to avoid overfitting. Our forecasting models incorporate fundamental, technical, behavioral, and informational factors. Our discretionary strategies incorporate these same factors but rely heavily on private equity style due diligence.

To seek to mitigate risk, we combine purely systematic strategies, purely discretionary strategies, and hybrid strategies and further diversify across asset class, time horizon, and model type. Critically, we believe the addition of qualitative oversight enables us the potential to add significant alpha over time.

Our portfolio construction and dynamic asset allocation process incorporates risk management throughout and considers traditional optimizations, a proprietary forward-looking volatility regime indicator (ARI), and our current macroeconomic outlook. Strategies are added to the portfolio and sized appropriately utilizing both quanititative and qualitative inputs including expected return, expected tail loss, market payoff distributions, correlations, and liquidity to arrive at our optimal portfolio.

On a total return basis, the Fund’s Institutional Class shares returned -0.48%, and the Investor Class returned -0.59% for the one-year period ending August 31, 2016. Over this period, the Fund realized a beta to equities of -0.03, as measured by the S&P Total Return Index. The S&P Total Return Index returned +12.55% and the Fund’s benchmark, the Credit Suisse Hedge Fund Index, had a return of -1.56% over the same period.  The annualized performance since inception (9/30/2014) for the Fund’s Institutional Class, Investor Class, the S&P Total Return, and the Credit Suisse Index are 1.31%, 1.05%, 7.40%, and -0.02%, respectively. The gross expense ratio for the Institutional Share Class is 2.10% without dividend and interest expense, but there is an expense cap at 1.95%. The gross expense ratio for the Investor Share Class is 2.43% without dividend and interest expense, but there is an expense cap at 2.20%. The Adviser has contractually agreed to waive fees until at least December 31, 2017.

Performance data quoted represents past performance; past performance is not an indicator or guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be higher or lower than the performance quoted. Performance current to the most recent month-end may be obtained by calling (212) 430-4200. The performance presented is net of management fees and expenses and reflects the reinvestment of dividends and other earnings. Performance data also reflects fee waivers and in the absence of these waivers performance would be reduced. Performance data does not reflect the 1.00% redemption fee imposed on shares held 60 days or less which would also reduce performance.

In the next section, we provide more detail on the performance attribution by strategy.

Volatility

The Volatility portfolio contributed 336 bps during the period. The gains were driven by our long equity vs. FX correlation positions including SX5E vs. EURJPY, SX5E vs. EURUSD, and SX5E vs. EURGBP. These positions performed well following the Brexit referendum as cross-asset correlation spiked. Our dispersion positions were the next largest contributor with the gains led by XLF and SX5E dispersion. The volatility hedges caused losses during the year driven by our equity volatility positions.

Relative Value

The Relative Value portfolio contributed 221 bps during the period. The gains were paced by the commodity liquidity timing strategies and our futures curve carry strategies. These gains were partially offset by losses in our futures curve momentum strategies in agricultural commodities.

Global Macro

The Global Macro portfolio detracted 284 bps during the period. The short position in the Taiwan Dollar (TWD) was the largest detractor. The currency has appreciated 3.3% since we entered the position in December 2015. The CDX emerging market position caused the second largest losses during the period. These losses were partially offset by gains in our long JPYKRW, long INR, and short EUR positions.

Equity Long/Short (L/S)

The Equity L/S strategy detracted 323 bps. The losses were driven by our healthcare L/S strategy. The strategy experienced its worst quarter since inception in Q1 2016. The European L/S strategy experienced slight losses during the period. The earnings event strategies generated gains during the year as investors responded decisively to earnings announcements. Our IPO positions were slightly positive during a difficult period for new issues.

(Unaudited)

Comparison of Change in Value of a Hypothetical $10,000 Investment from 9/30/14 (inception) through 8/31/16
(Assumes reinvestment of dividends and capital gains but does not reflect the effect of redemption fees and does not guarantee future performance)

Total Returns as of August 31, 2016
Infinity Q Diversified Alpha Fund

	1 Year	September 30, 2014 (inception) to August 31, 2016 *
Fund – Institutional Class: IQDNX	-0.48%	1.31%
Fund – Investor Class: IQDAX	-0.59%	1.05%
Credit Suisse Hedge Fund Index	-1.56%	-0.02%
Bloomberg Global Aggregate Hedge Fund Index	2.30%	1.25%

*Returns reported for periods greater than one year are annualized.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Derivatives, such as Credit Default Swaps (CDS) and Forwards and Futures, involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. Investing in commodities may subject the Fund to greater risks and volatility as commodity prices may be influenced by a variety of factors including unfavorable weather, environmental factors, and changes in government regulations. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Net Asset Value of the Fund, and money borrowed will be subject to interest costs.

Absolute return strategies are not designed to outperform stocks and bonds during strong market rallies.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.   For more complete information regarding performance and holdings, please refer to the schedule of investments

Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk.

Basis point (bp) is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Beta measures the volatility of the Fund, as compared to that of the overall market. The Market's beta is set at 1.00; a beta higher than 1.00 is considered to be more volatile than the market, while a beta lower than 1.00 is considered to be less volatile.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Markit CDX Emerging Markets Index is composed of 14 sovereign issuers. All entities are domiciled in three regions: (i) Latin America, (ii) Eastern Europe, the Middle East and Africa, and (iii) Asia. Markit CDX indices roll every 6 months in March & September.

The Advisor has determined that the Credit Suisse Hedge Fund Index provides a more appropriate basis  of comparison to the Infinity Q Diversified Alpha Fund than the Bloomberg Global Aggregate Hedge Fund Index.

The Bloomberg Global Aggregate Hedge Fund Index is a market capitalization weighted index of funds domiciled globally. This index contains over 2,400 hedge funds representing more than $470 billion in assets.

The Credit Suisse Hedge Fund Index is an asset-weighted hedge fund index and includes only funds, as opposed to separate accounts. The index uses the Credit Suisse Hedge Fund Database, which tracks approximately 9,000 funds and consists only of funds with a minimum of US$50 million under management, a 12-month track record, and audited financial statements. The index is calculated and rebalanced on a monthly basis, and reflects performance net of all hedge fund component performance fees and expenses.

One cannot invest directly in an index.

Diversification does not assure a profit nor protect against loss in a declining market.

Infinity Q Capital Management, LLC is the “Advisor” to the Infinity Q Diversified Alpha Fund, which is distributed by Quasar Distributors, LLC (“Quasar”).

Wildcat Capital Management, LLC (“Wildcat”) was formed in September 2011 to act as the family investment office for the founding partner of TPG Capital, David Bonderman. The Advisor was launched to offer certain of Wildcat's investment strategies to institutional and retail clients. The investment team and control functions are largely the same for both Wildcat and Infinity Q. Quasar is not affiliated with TPG Capital or Wildcat Capital Management, LLC.

Infinity Q Diversified Alpha Fund
Expense Example
For the Year Ended August 31, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, dividend expense, and interest expense; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from March 1, 2016 to August 31, 2016 (the “Period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the Period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information under the heading “Hypothetical Performance (5% Return Before Expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses Paid During the Period

	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD
Infinity Q Diversified Alpha Fund – Investor Class
Actual Fund Return (1)	$1,000.00	$979.10	2.47%	$12.30
Hypothetical 5% Return *	$1,000.00	$1,037.57	2.47%	$12.67

Infinity Q Diversified Alpha Fund – Institutional Class
Actual Fund Return (1)	$1,000.00	$981.20	2.22%	$11.06
Hypothetical 5% Return *	$1,000.00	$1,036.31	2.22%	$11.37

(1)	Expenses are equal to each class’s annualized expense ratio of 2.47% for Investor Class and 2.22% for Institutional Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Period).

*   Hypothetical expenses are equal to each class's annualized expense ratio as indicated, multiplied by the average account value over the period commencing March 1, 2016, multiplied by 184/366 to reflect information had each class been in operation for the entire period.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments
August 31, 2016

	Shares	Value
COMMON STOCKS (1.9%)
Biotechnology
Intellia Therapeutics, Inc. (a)	14,320	$278,524
Sorrento Therapeutics, Inc. (a)	123,597	823,156
Total Biotechnology		1,101,680

Health Care Technology
NantHealth, Inc. (a)	122,625	1,607,614
Total Health Care Technology		1,607,614

TOTAL COMMON STOCKS (Cost $2,961,919)		$2,709,294

EXCHANGE TRADED FUNDS (5.7%)
iShares Nasdaq Biotechnology ETF	5,000	1,404,450
SPDR S&P 500 ETF	30,731	6,682,149
TOTAL EXCHANGE TRADED FUNDS (Cost $8,134,834)		$8,086,599

OPTIONS PURCHASED (2.9%) (a)
	Contracts
Call Options Purchased (0.4%)
SPX Volatility Index, Expires September 21, 2016 at $17.00	8,000	480,000
iShares 20+ Year Treasury Bond ETF, Expires September 16, 2016 at $144.00	950	19,950
iShares 7-10 Year Treasury Bond ETF, Expires September 16, 2016 at $114.00	1,200	6,000
iShares NASDAQ Biotechnology ETF, Expires September 16, 2016 at $300.00	500	20,000
iShares MSCI Emerging Markets ETF, Expires September 2, 2016 at $37.50	750	2,625
iShares MSCI Emerging Markets ETF, Expires September 16, 2016 at $38.50	700	4,200
SPDR S&P 500 ETF, Expires September 9, 2016 at $221.50	800	6,400
SPDR S&P 500 ETF, Expires September 16, 2016 at $221.00	900	26,100
SPDR S&P 500 ETF, Expires September 16, 2016 at $222.00	1,600	24,000
Total Call Options Purchased (Premiums paid $1,136,456)		589,275

Put Options Purchased (0.7%)
S&P 500 Index, Expires September 16, 2016 at $2,140.00	600	597,000
Clovis Oncology, September 16, 2016 at $15.00	500	5,000
iShares 7-10 Year Treasury Bond ETF, Expires September 16, 2016 at $110.00	1,200	12,000
iShares MSCI EAFE ETF, Expires September 16, 2016 at $57.00	1,000	25,500
iShares MSCI Emerging Markets ETF, Expires September 2, 2016 at $35.50	600	2,700
iShares MSCI Emerging Markets ETF, Expires September 9, 2016 at $36.50	750	31,875
iShares MSCI Emerging Markets ETF, Expires September 16, 2016 at $36.00	750	28,875
Lululemon Athletica, Inc., Expires September 2, 2016 at $75.00	1,000	209,000
SPDR S&P 500 ETF, Expires September 2, 2016 at $213.50	750	7,875
SPDR S&P 500 ETF, Expires September 9, 2016 at $213.50	1,000	43,500
SPDR S&P 500 ETF, Expires September 16, 2016 at $212.00	1,000	76,500
Total Put Options Purchased (Premiums paid $1,776,364)		1,039,825

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2016

	Notional		Value
Over the Counter Options Purchased (1.6%)
USD Call / EUR Put, One Touch Binary, Expires September 29, 2016 at 1.03 (b) (c)	2,200,000	EUR	$12,744
EUR/USD, Double No Touch, Expires January 13, 2017 (c) (d)	1,050,000	USD	381,784
MXN/USD, Double No Touch, Expires December 12, 2016 (c) (e)	1,270,000	USD	140,524

	Contracts
Standard and Poor's 500 Index Put,
Maximum Maturity April 21, 2017 at $2,103.00 (f)	19,020		1,689,777
Total Over the Counter Options Purchased (Premiums paid $3,363,966)			2,224,829

	Notional
Currency Options (0.2%) (c)
USD Call / HKD Put, Expires September 14, 2016 at 7.76 HKD	30,000,000	USD	4,650
USD Call / JPY Put, Expires October 24, 2016 at 108.00 JPY (g)	42,000,000	USD	47,544
USD Call / SAR Put, Expires February 24, 2017 at 3.80 SAR	50,000,000	USD	174,500
Total Currency Options (Premiums paid $380,000)			226,694

TOTAL OPTIONS PURCHASED (Premiums paid $6,656,786)			$4,080,623

	Shares
SHORT-TERM INVESTMENT (37.2%)
Fidelity Institutional Money Market Portfolio - Class I, 0.26% (h)	41,071,340		41,071,340
STIT Liquid Assets Portfolio - Institutional Class, 0.29% (h) (i)	12,591,706		12,591,706
TOTAL SHORT-TERM INVESTMENT (Cost $53,663,046)			$53,663,046

TOTAL INVESTMENTS (47.7%) (Cost $71,416,585)			$68,539,562

OTHER ASSETS IN EXCESS OF LIABILITIES (52.3%)			73,111,247
TOTAL NET ASSETS (100.0%)			$141,650,809

(a) Non-income producing security.

(b) Payment from counterparty is received if the USD/EUR exchange rate reaches 1.03 by September 29, 2016.

(c) Morgan Stanley is the counterparty of the options on currency.

(d) Payment from counterparty is received on January 13, 2017 if the EUR/USD exchange rate remains above 1.0554 and below 1.1666.

(e) Payment from counterparty is received on December 12, 2016 if the MXN/USD exchange rate remains above 17.3375 and below 19.1625.

(f) Represents one leg of a put spread on the S&P 500 Index (see written options). Bank of America Merrill Lynch is the counterparty.
(g) Option includes reverse knockout barrier at the JPY/USD exchange rate of 112.50. If exchange rate decreases below the barrier, option becomes worthless.

(h) Rate quoted is seven-day yield at period end. See Note 7.

(i) Position held in the Subsidiary. See Notes.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2016

	Shares		Value
SECURITIES SOLD SHORT (-0.0%)

COMMON STOCK (-0.0%)
Textiles, Apparel & Luxury Goods
Lululemon Athletica, Inc. (a)	(700)		$(53,557)
TOTAL COMMON STOCK (Proceeds $53,384)			(53,557)

TOTAL SECURITIES SOLD SHORT (Proceeds $53,384)			$(53,557)

	Contracts
WRITTEN OPTIONS (-3.2%)

Call Options Written (-0.7%)
SPX Volatility Index, Expires October 19, 2016 at $23.00	(8,000)		(700,000)
iShares 20+ Year Treasury Bond ETF, Expires September 16, 2016 at $142.00	(600)		(32,700)
iShares 7-10 Year Treasury Bond ETF, Expires September 16, 2016 at $113.00	(1,600)		(24,000)
iShares MSCI Brazil Capped ETF, Expires September 2, 2016 at $35.50	(800)		(800)
iShares MSCI Brazil Capped ETF, Expires September 16, 2016 at $36.00	(950)		(11,875)
iShares Russell 2000 ETF, Expires September 9, 2016 at $124.50	(1,200)		(64,200)
iShares Russell 2000 ETF, Expires September 16, 2016 at $125.00	(1,200)		(87,600)
Total Call Options Written (Premiums received $1,066,223)			(921,175)

Put Options Written (-0.8%)
S&P 500 Index, Expires October 21, 2016 at $2,060.00	(600)		(825,000)
iPath S&P 500 VIX S/T Futures ETN, Expires September 16, 2016 at $34.00	(1,500)		(85,500)
iShares 20+ Year Treasury Bond ETF, Expires September 16, 2016 at $134.00	(600)		(8,100)
iShares MSCI Brazil Capped ETF, Expires September 2, 2016 at $32.00	(750)		(2,250)
iShares MSCI Brazil Capped ETF, Expires September 9, 2016 at $32.00	(1,200)		(41,400)
iShares MSCI Brazil Capped ETF, Expires September 16, 2016 at $32.50	(1,200)		(35,400)
iShares Russell 2000 ETF, Expires September 2, 2016 at $119.00	(1,200)		(4,200)
iShares Russell 2000 ETF, Expires September 9, 2016 at $118.50	(1,550)		(22,475)
iShares Russell 2000 ETF, Expires September 16, 2016 at $119.00	(1,600)		(72,000)
Lululemon Athletica, Inc., Expires September 2, 2016 at $71.00	(1,000)		(75,500)
WisdomTree Japan Hedged Equity ETF, Expires September 16, 2016 at $40.00	(1,500)		(12,750)
Total Call Options Written (Premiums received $1,985,704)			(1,184,575)

Over the Counter Options Written (-1.1%) (b)
Standard and Poor's 500 Index Mileage Put,	(19,020)		(1,568,276)
Maximum Maturity April 21, 2017 at $2,103.00 *(c)
Total Over the Counter Options Written (Premiums received $2,520,000)			(1,568,276)

	Notional
Currency Options Written (-0.6%) (d)
USD Call / HKD Put, Expires September 14, 2016 at 7.85 HKD	(30,000,000)	USD	-
USD Call / SAR Put, Expires August 28, 2018 at 4.50 SAR	(50,000,000)	USD	(873,750)
Total Currency Options Written (Premiums received $1,017,250)			(873,750)

TOTAL WRITTEN OPTIONS (Premiums received $6,589,177)			$(4,547,776)

* Illiquid security

(a) Non-income producing security.

(b) Bank of America Merrill Lynch is the counterparty of the written over the counter option.

(c) Represents one leg of a put spread on the S&P 500 Index (see purchased options). The written option leg includes a volatility limit.

(d) Morgan Stanley is the counterparty of the written options on currency.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2016

FORWARD CURRENCY CONTRACTS (-0.7%) (a)

Settlement Date	Currency Delivered	Fx Currency Value ($) August 31, 2016	Currency Received	Value ($) August 31, 2016	Unrealized Depreciation
September 14, 2016	616,027,000 TWD	$19,396,740	19,000,000 USD	$19,000,000	$(396,740)
October 26, 2016	194,160,000 TWD	6,133,832	6,000,000 USD	6,000,000	(133,832)
October 26, 2016	58,316,300 CNH	8,698,274	8,688,364 USD	8,688,364	(9,910)
November 2, 2016	13,900,473 NZD	10,082,970	10,000,000 USD	10,000,000	(82,970)
December 21, 2016	485,325,000 TWD	15,347,115	15,000,000 USD	15,000,000	(347,115)

TOTAL FORWARD CURRENCY CONTRACTS					$(970,567)

(a) Morgan Stanley was the counterparty of all forward currency contracts held at August 31, 2016.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2016

CREDIT DEFAULT SWAP CONTRACTS

Counterparty	Buy / Sell Protection	Reference Entity (a)	Rate Paid / (Received) by the Fund	Termination Date	Notional Amount	Up Front Premium Paid / (Received)	Fair Value	Unrealized Gain / (Loss)
BAML	Buy	BRAZIL	1.00%	9/20/2017	$23,750,000	$180,975	$(163,950)	$(344,925)
BAML	Sell **	BRAZIL	(1.00%)	9/20/2018	(17,250,000)	(361,056)	26,091	387,147
BAML	Buy	BRAZIL	1.00%	9/20/2020	2,500,000	202,400	102,889	(99,511)
BAML	Buy	EM	1.00%	6/20/2021	40,000,000	3,046,737	2,492,071	(554,666)
MS	Buy	S KOREA	1.00%	9/20/2020	10,000,000	(158,110)	(276,722)	(118,612)

TOTAL OF CREDIT DEFAULT SWAP CONTRACTS						$2,910,946	$2,180,379	$(730,567)

TOTAL RETURN SWAP CONTRACTS

Counterparty	Reference Entity (a)	Rate Paid by the Fund	Termination Date	Notional Amount		Unrealized Gain / (Loss)
BAML	MLBX3MSE (b)	0.87%	2/28/2017	$4,984,581		$-
BAML	MLBX4SX6 (b)	2.20%	2/28/2017	8,548,357		-
BAML	MLBX73C0 (b)	1.75%	2/28/2017	45,144,402		-
BAML	MLBX73CD (b)	1.96%	2/28/2017	10,803,237		-
BAML	MLBXWCMR (b)	-	3/1/2017	4,917,959		-
BAML	MLCICOTE (b)	-	3/1/2017	4,682,020		-
BAML	MLCIKSAL (b)	0.75%	3/1/2017	8,797,641		-
BAML	MLCIKSPL (b)	0.60%	3/1/2017	5,072,782		-
BAML	MLEISVEM	1.90%	9/16/2016	3,330,308		1,080
BAML	MLEISVHY	0.60%	7/21/2017	5,258,525		(10,171)
BAML	MLEISVSO	1.50%	5/19/2017	2,653,819		(32,008)
BAML	MLEISVWM	1.40%	5/19/2017	4,272,501		14,373
BAML	MLEISWSP	1.20%	4/21/2017	5,967,319		32,190
BAML	SPXS12017 *	-	1/20/2017	300,000	(c)	119,589
BAML	XLFS12017 *	-	1/20/2017	120,000	(c)	180,817
CITI	CIXBLN10 (b)	2.60%	7/17/2017	20,144,331		-
MS	EURVOLSWAP	-	1/13/2017	300,000	(c)	(295,096)
MS	SX5EURGBPSWP *	-	12/15/2017	130,000 (EUR)	(c)	2,023,167
MS	SX5EURJPYSWP *	-	12/16/2016	50,000 (EUR)	(c)	2,900,942
MS	SX5EURUSDSWP *	-	12/15/2017	50,000 (EUR)	(c)	584,989
SG	SGBVWEPH	0.38%	11/17/2016	37,927,337		(1,072,859)
SG	SGI EFS 130/30 US Index	0.20% + 3 Month LIBOR	9/6/2016	9,000,000		-
SG	SGI US Gravity Index	0.50%	4/5/2017	14,000,000		-
SG	SGI Wildcat Top MLP Index	0.40% + 3 Month LIBOR	11/4/2016	7,000,127		(20,938)
SG	SX5EVOLSWP *	-	12/16/2016	125,000 (EUR)	(c)	280,917
SG	Wildcat Ludician 2 USD ER Index	0.50%	4/28/2017	8,500,000		-

TOTAL OF TOTAL RETURN SWAP CONTRACTS	$4,706,992

Counterparty abbreviations:

BAML − Bank of America Merrill Lynch
CITI − Citigroup
MS − Morgan Stanley
SG − Societe Generale

* Illiquid security

** As a seller of credit protection, the Fund would be required to compensate the protection buyer if the reference entity had a credit event. The notional amount of the swap represents the maximum amount the Fund could be required to pay. Credit events include bankruptcy, failure to pay, default, or restructuring.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued)
August 31, 2016

(a) The following is a description of each reference entity:

BRAZIL - Federative Republic of Brazil 4.25% January 7, 2025

EM - CDX EM 25 - CDX Emerging Markets S25 1.00% June 20, 2021

S KOREA - Republic of Korea 7.125% April 16, 2019

MLBX3MSE, MLBX4SX6, MLBX73C0, MLBX73CD, MLBXWCMR, MLCICOTE, MLCIKSAL, MLCIKSPL - Merrill Lynch Wildcat Commodity Relative Value Indices employ commodity relative value strategies using commodity futures across agriculture, energy, industrial metals, precious metals, and livestock.

MLEISVEM - Merrill Lynch Short Synthetic Variance Index - EM trades iShares MSCI Emerging Market ETF variance.

MLEISVHY - Merrill Lynch Short Synthetic Variance Index - HY trades iShares iBoxx High Yield Corporate Bond ETF variance.

MLEISVSO - Merrill Lynch Short Synthetic Variance Index - SO trades United States Oil Fund LP variance.

MLEISVWM - Merrill Lynch Short Synthetic Variance Index - WM trades iShares Russell 2000 ETF variance.

MLEISWSP - Merrill Lynch Short Synthetic Variance Index - WSP trades SPDR S&P 500 ETF variance.

SPXS12017 is a custom dispersion swap on the S&P 500 Index (SPX).

XLFS12017 is a dispersion swap on Financial Select Sector SPDR.

CIXBLN10 Index trades commodity futures on a relative value basis across agriculture, energy, industrial metals, precious metals, and livestock.

EURVOLSWP is a volatility swap on the Euro/US Dollar Currency Exchange Rate (EURUSD).

SX5EURGBPSWP is a correlation swap between the EURO STOXX 50 Price EUR Index (SX5E) and the Euro/GBP Currency Exchange Rate (EURGBP).

SX5EURJPYSWP is a correlation swap between the EURO STOXX 50 Price EUR Index (SX5E) and the Euro/Yen Currency Exchange Rate (EURJPY).

SX5EURUSDSWP is a correlation swap between the EURO STOXX 50 Price EUR Index (SX5E) and the Euro/US Dollar Currency Exchange Rate (EURUSD).

SGBVWEPH Index aims to generate positive performance by trading constituents of the STOXX Europe 600 Price Index EUR on a market neutral basis.

SGI EFS 130/30 US Index aims to generate postive performance from potential momentum patterns in individual US equities.

SGI US Gravity Index aims to generate positive performance from potential mean-reversion patterns in the levels of the S&P 500 index using futures on the index.

SGI Wildcat Top MLP Index aims to generate positive performance from dynamically trading listed MLP equities.

SX5EVOLSWP is a dispersion swap on the EURO STOXX 50 Price EUR Index (SX5E).

 Wildcat Lucidian 2 USD ER Index aims to generate positive performance from trading VIX Index futures.

(b) Positions held in Subsidiary. See Notes.

(c) Vega Notional.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Consolidated Schedule of Investments (continued) (Unaudited)
August 31, 2016

* As a percent of total investments.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund

Consolidated Statement of Assets and Liabilities

August 31, 2016

ASSETS

Investments, at value (cost $64,759,799)	$64,458,939
Purchased options, at value (premiums paid $6,656,786)	4,080,623
Total Investments (cost and premiums paid $71,416,585)	68,539,562

Cash collateral for derivative instruments	75,992,472
Premiums paid for swap contracts	3,430,112
Unrealized appreciation on swap contracts	6,525,211
Receivables:
Receivable for investments sold	2,661,475
Receivable for fund shares sold	71,047
Investment interest receivable	13,640
Prepaid expenses	38,591

Total Assets	157,272,110

LIABILITIES

Written options, at value (premiums received $6,589,177)	4,547,776
Securities sold short, at value (proceeds $53,384)	53,557
Premiums received from swap contracts	519,166
Unrealized depreciation on swap contracts	2,548,786
Unrealized depreciation on forward currency contracts	970,567
Payables:
Deposits payable to brokers	5,584,954
Payable for investments purchased	917,306
Payable for fund shares redeemed	185,755
Due to Investment Adviser	166,924
Accrued trustees fees	3,141
Distribution fees - Investor Shares (see Note 4)	2,050
Accrued expenses and other liabilities	121,319

Total Liabilities	15,621,301

NET ASSETS	$141,650,809

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund

Consolidated Statement of Assets and Liabilities (continued)

August 31, 2016

COMPONENTS OF NET ASSETS

Paid in capital	143,286,042
Accumulated undistributed net investment income	664,718
Accumulated realized loss on investments, purchased options, securities sold short,
swap contracts, forward currency contracts, and written options	(4,470,014)
Net unrealized appreciation (depreciation) on:
Investments	(300,860)
Purchased options	(2,576,163)
Securities sold short	(173)
Written options	2,041,401
Forward currency contracts	(970,567)
Swap contracts	3,976,425

Total Net Assets	$141,650,809

Investor Shares

Net assets applicable to shares outstanding	$9,188,527
Shares outstanding (unlimited shares authorized with $0.01 par value)	932,076

Net asset value, offering and redemption price* per share	$9.86

Institutional Shares

Net assets applicable to shares outstanding	$132,462,282
Shares outstanding (unlimited shares authorized with $0.01 par value)	13,377,362

Net asset value, offering and redemption price* per share	$9.90

*	Redemption price per share of Investor Shares or Institutional Shares is NAV reduced by 1.00% if shares are held for 60 days or less

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund

Consolidated Statement of Operations

August 31, 2016

INVESTMENT INCOME

Interest income	$173,389
Dividend income	10,022

Total Investment Income	183,411

EXPENSES

Management fees	1,866,032
Administration fees	129,021
Dividend expense on securities sold short	115,865
Transfer agent fees	65,289
Shareholder servicing fees	61,007
Interest expense	50,275
Registration fees	47,165
Broker fees (a)	46,182
Audit fees	39,595
Legal fees	36,924
Printing expense	19,660
Compliance fees	12,677
Custody fees	12,663
Distribution fees (see Note 4)	12,454
Trustee fees	10,795
Other expenses	12,403

Total Expenses	2,538,007
Less: Expenses waived	(174,049)

Net Expenses	2,363,958

Net Investment Loss	(2,180,547)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on:
Investments	1,109,292
Purchased options	(11,719,374)
Securities sold short	(345,312)
Swap contracts	3,555,369
Written options	6,760,635
Forward currency contracts	569,145
Net realized loss	(70,245)

Change in unrealized appreciation / (depreciation) on:
Investments	(171,074)
Purchased options	(4,334,594)
Securities sold short	42,198
Swap contracts	4,692,628
Written options	2,023,865
Forward currency contracts	(1,273,892)
Net change in appreciation	979,131

Net realized and unrealized gain on investments	908,886
Net decrease in net assets resulting from operations	$(1,271,661)

(a)	Includes administrative and stock borrowing fees

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund

Consolidated Statements of Changes in Net Assets

	Year Ended August 31, 2016	Period September 30, 2014* to August 31, 2015
FROM OPERATIONS

Net investment loss	$(2,180,547)	$(1,005,374)
Net realized gain (loss) on investments, purchased options, securities sold
short, swap contracts, written options, and forward currency contracts	(70,245)	1,379,911
Change in unrealized appreciation / depreciation on investments, purchased options, securities sold short, swap contracts, written
options, and forward currency contracts	979,131	1,190,932

Net increase (decrease) in net assets resulting from operations	(1,271,661)	1,565,469

DISTRIBUTIONS TO SHAREHOLDERS

From net realized gain:
Investor shares	(70,458)	(4,998)
Institutional shares	(1,583,301)	(739,793)

Decrease in net assets from distributions	(1,653,759)	(744,791)

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold:
Investor shares	9,881,801	411,697
Institutional shares	82,373,982	59,055,482

Proceeds from shares reinvested:
Investor shares	70,458	4,998
Institutional shares	1,425,275	732,441

Cost of shares redeemed: **
Investor shares	(728,863)	(237,590)
Institutional shares	(8,959,605)	(274,525)

Net increase in net assets from capital share transactions	84,063,048	59,692,503

Net increase in net assets	81,137,628	60,513,181

NET ASSETS

Beginning of Period	60,513,181	-
End of Period	$141,650,809	$60,513,181

Accumulated undistributed net investment income	$664,718	$418,452

Investor Shares

Shares sold	980,027	42,340
Shares issued on reinvestment of distributions	7,004	522
Shares redeemed	(73,228)	(24,589)

Net increase in shares outstanding	913,803	18,273

Institutional Shares

Shares sold	8,181,469	5,902,901
Shares issued on reinvestment of distributions	141,256	76,455
Shares redeemed	(896,662)	28,057

Net increase in shares outstanding	7,426,063	5,951,299

*	Commencement of operations

**	Net of Redemption fees

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund

Consolidated Financial Highlights

Investor Shares
For a share outstanding throughout each period presented

			Period
	Year Ended		September 30, 2014*
	August 31, 2016		to August 31, 2015

Net asset value, beginning of period	$10.11		$10.00

Income/(loss) from investment operations:

Net investment loss (1)	(0.22)		(0.21)
Net realized and unrealized gain on investments	0.16		0.46

Total from investment operations	(0.06)		0.25

Less distributions:

From net realized gains	(0.19)		(0.14)

Total distributions	(0.19)		(0.14)

Redemption fee proceeds (1)	0.00	(2)	-

Net asset value, end of period	$9.86		$10.11

Total return (3)	-0.59%		2.62%	(4)

Net assets, end of period (in thousands)	$9,189		$185

Ratio of expenses to average net assets:

Before fees waived	2.66%	(6)	2.76%	(5)(6)
After fees waived	2.43%	(6)	2.38%	(5)(6)

Ratio of net investment loss to average net assets:

Before fees waived	-2.49%	(8)	-2.71%	(5)(8)
After fees waived	-2.25%	(8)	-2.33%	(5)(8)

Portfolio turnover rate (7)	62%		195%	(4)(9)

*	Commencement of operations

(1)	Calculated using average shares method

(2)	Amount represents less than $0.01 per share

(3)	Performance reported does not reflect sales charges. Effective December 31, 2015, the class no longer has an initial sales charge.

(4)	Not annualized

(5)	Annualized

(6)
The ratios of expenses to average net assets include dividends and interest on short positions and brokerage expenses. For the periods ended August 31, 2015 and August 31, 2016, excluding dividends and interest on short positions and brokerage expenses, the ratios of expenses to average net assets, before fees waived/reimbursed by the Adviser, were 2.63% and 2.43%, respectively. Excluding dividends and interest on short positions and brokerage expenses, the ratios of expenses to average net assets, after fees waived/reimbursed by the Adviser, were 2.25% and 2.20%, respectively.

(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued

(8)
The ratios of net investment loss to average net assets include dividends and interest on short positions and brokerage expenses. For the periods ended August 31, 2015 amd August 31, 2016, excluding dividends and interest on short positions and brokerage expenses, the ratios of net investment loss to average net assets, before fees waived/reimbursed by the Adviser, were -2.58% and -2.26%, respectively. Excluding dividends and interest on short positions and brokerage expenses, the ratios of net investment loss to average net assets, after fees waived/reimbursed by the Adviser, were -2.20% and -2.02%, respectively.

(9)	Amount has been revised from the previously reported amount of 6012%. See Note 10.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund

Consolidated Financial Highlights

Institutional Shares
For a share outstanding throughout each period presented

	Year Ended August 31, 2016		Period September 30, 2014 * to August 31, 2015

Net asset value, beginning of period	$10.14		$10.00

Income/(loss) from investment operations:

Net investment loss (1)	(0.20)		(0.19)
Net realized and unrealized gain on investments	0.15		0.47

Total from investment operations	(0.05)		0.28

Less distributions:

From net realized gains	(0.19)		(0.14)

Total distributions	(0.19)		(0.14)

Redemption fee proceeds (1)	0.00	(2)	-

Net asset value, end of period	$9.90		$10.14

Total return	-0.48%		2.93%	(3)

Net assets, end of period (in thousands)	$132,462		$60,328

Ratio of expenses to average net assets:

Before fees waived	2.30%	(5)	2.49%	(4)(5)
After fees waived	2.14%	(5)	2.17%	(4)(5)

Ratio of net investment loss to average net assets:

Before fees waived	-2.13%	(7)	-2.45%	(4)(7)
After fees waived	-1.97%	(7)	-2.13%	(4)(7)

Portfolio turnover rate (6)	62%		195%	(3)(8)

*	Commencement of operations

(1)	Calculated using average shares method

(2)	Amount represents less than $0.01 per share

(3)	Not annualized

(4)	Annualized

(5)
The ratios of expenses to average net assets include dividends and interest on short positions and brokerage expenses. For the periods ended August 31, 2015 and August 31, 2016, excluding dividends and interest on short positions and brokerage expenses, the ratios of expenses to average net assets, before fees waived/reimbursed by the Adviser, were 2.34% and 2.10%, respectively. Excluding dividends and interest on short positions and brokerage expenses, the ratios of expenses to average net assets, after fees waived/reimbursed by the Adviser, were 2.02% and 1.95%, respectively.

(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued

(7)
The ratios of net investment loss to average net assets include dividends and interest on short positions and brokerage expenses. For the periods ended August 31, 2015 and August 31, 2016, excluding dividends and interest on short positions and brokerage expenses, the ratios of net investment loss to average net assets, before fees waived/reimbursed by the Adviser, were -2.30% and -1.94%, respectively. Excluding dividends and interest on short positions and brokerage expenses, the ratios of net investment loss to average net assets, after fees waived/reimbursed by the Adviser, were -1.98% and -1.79%, respectively.

(8)	Amount has been revised from the previously reported amount of 6012%. See Note 10.

The accompanying notes are an integral part of these financial statements.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2016

Note 1 – Organization

Infinity Q Diversified Alpha Fund (the “Fund”) is a diversified series of Trust for Advised Portfolios (the “Trust”). The Trust, a Delaware Statutory Trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Infinity Q Capital Management LLC (the “Adviser”) serves as the investment manager to the Fund.

The Fund seeks to generate positive absolute returns. The Fund’s objective is not fundamental, and may be changed without shareholder approval. The Fund commenced operations on September 30, 2014. The Fund currently offers two share classes, Investor Class and Institutional Class. Each class of shares represents an equal interest in the Fund, except that they have different expenses, which reflects the difference in the range of services provided to them. Effective December 31, 2015, the Investor Class shares (formerly the A class) no longer have an initial sales charge, but are subject to an annual distribution fee as described in Note 4. Income, expenses (other than those attributable to a specific class), and realized and unrealized gains and losses on investments are allocated daily to each class based on relative net assets.

The Fund may issue an unlimited number of shares of beneficial interest, with $0.01 par value. All shares of the Fund have equal rights and privileges.

In order to achieve its investment objective, the Fund invests up to 25% of its total assets (measured at the time of purchase) in a wholly-owned and controlled Cayman Islands subsidiary, the Infinity Q Commodity Fund LLC (the “Subsidiary”). The Subsidiary acts as an investment vehicle in order to enter into certain investments for the Fund consistent with its investment objectives and policies specified in the Prospectus and Statement of Additional Information. At August 31, 2016 the Fund’s investment in the Subsidiary represented 17.14% of the Fund’s net assets.

The results of the operations of the Subsidiary were as follows:

Net investment income	$1,623
Net realized gain	2,423,557
Net change in unrealized appreciation (depreciation)	-
Net increase in net assets resulting from Operations	$2,425,180

The Consolidated Financial Statements of the Fund include the investment activity and financial statements of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. Because the Fund may invest a substantial portion of its assets in the Subsidiary, the Fund may be considered to be investing indirectly in some of those investments through the Subsidiary. For that reason, references to the Fund may also include its Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations and follow the same compliance policies and procedures, as the Fund when viewed on a consolidated basis. The Fund and its Subsidiary are each a “commodity pool” under the U.S. Commodity Exchange Act, and the Adviser is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and its Subsidiary under CFTC and the U.S. Securities and Exchange Commission (the “SEC”) harmonized regulations.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2016

At August 31, 2016, the only investments held in the Subsidiary were swap contracts, for which the notional amount was $113,095,310. At August 31, 2016, there were no unrealized gains or losses in the Subsidiary. The Subsidiary holds cash and cash equivalents as collateral on the swap contracts.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies

(a) Securities Valuation

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). The inputs or methodology used in determining the value of each Fund’s investments are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad categories as defined below:

Level 1 -
Quoted prices in active markets for identical securities.  An active market for a security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 -
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 -	Significant unobservable inputs, including the Fund's own assumptions in determining fair value of investments

Equity securities that are traded on a national securities exchange are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2016

Debt securities including corporate, convertible, U.S. government agencies, U.S. treasury obligations, and sovereign issues are normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risk/spreads and default rates.  Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Short-term investments classified as money market instruments are valued at net asset value price. These investments are categorized as Level 1 of the fair value hierarchy.

Other financial derivative instruments, such as foreign currency contracts, options contracts, futures, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by the Adviser or a pricing service using model pricing tailored to the type of security held. The pricing models use various inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, implied volatility and exchange rates.

The liquidity of individual options is dynamic and changes as a function of the market environment for the underlying security. The Fund values exchange traded options at mean price. For currency and barrier options, valuation models are employed using available market data. These option positions are categorized as Level 2 in the fair value hierarchy.

The Fund makes investments in mileage/timer options. The Adviser deems these positions to be illiquid and classifies these positions as Level 3 in the fair value hierarchy. The Adviser uses a third party calculation agent to value these positions. The main difference between a mileage/timer option and a vanilla option is that the option has a variable expiry based on the accrued realized volatility of the underlying reference position. Quotes from a pricing service are used to estimate the implied volatility levels as an input to calculate the fair value of these positions. A 1% change in the implied volatility could change the value by up to 4%, which, depending on the direction of the change, could either increase or decrease the position’s value.

Credit Default Swaps (CDS) are valued by independent pricing services using the ISDA Standard Upfront Model and available market data. These positions are categorized as Level 2 in the fair value hierarchy.

The Fund makes dispersion investments using volatility and variance swaps. With the exception of dispersion trades, single stock volatility and variance swaps rarely trade. As a result, the Adviser deems these positions to be illiquid and classifies these positions as Level 3 in the fair value hierarchy. The Adviser uses model pricing to calculate the fair volatility level for each leg of the dispersion trade. The Adviser uses quotes from a pricing service and brokers to estimate implied volatility levels as an input to these models. A 1% change in the volatility spread could change the value by up to 251%, which, depending on the direction of the change, could either increase or decrease the position’s value.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2016

The Fund makes cross-asset correlation investments using correlation and covariance swaps. The Adviser deems these positions to be illiquid and classifies these positions as Level 3 in the fair value hierarchy. The Adviser uses a third party calculation agent to value these positions. The local volatility model is used to calculate the fair correlation level for correlation swaps. Quotes from a pricing service are used to estimate the implied correlation levels as an input to these models. A 1% change in the implied correlation could change the value by up to 10%, which, depending on the direction of the change, could either increase or decrease the position’s value.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the fair values of the Fund’s consolidated investments in each investment type as of August 31, 2016:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stocks	$2,709,294	$-	$-	$2,709,294
Exchange Traded Funds	8,086,599	-	-	8,086,599
Options Purchased	-	4,080,623	-	4,080,623
Short-Term Investment	53,663,046	-	-	53,663,046
Total Assets	64,458,939	4,080,623	-	68,539,562

Liabilities
Securities Sold Short	(53,557)	-	-	(53,557)
Total	$64,405,382	$4,080,623	$-	$68,486,005

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments*
Written Options	$-	$(2,979,500)	$(1,568,276)	$(4,547,776)
Forward Currency Contracts	-	(970,567)	-	(970,567)
Credit Default Swaps	-	(730,567)	-	(730,567)
Total Return Swaps	-	(1,088,333)	5,795,325	4,706,992
Total	$-	$(5,768,967)	$4,227,049	$(1,541,918)

* Other financial instruments are derivative instruments, including swap contracts, foreign currency contracts, and written options. Total return swap contracts, credit default swap contracts, and foreign currency contracts are valued at the unrealized appreciation (depreciation) on the instrument, while written options are valued at fair value.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2016

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Purchased Options	Written Options	Credit Default Swaps	Total Return Swaps
Balance at August 31, 2015	$337,725	$(223,790)	$(149,342)	$760,220
Purchased (Received)	-	(2,520,000)	-	-
Realized Gain (Loss)	438,500	126,000	-	797,343
Amortization	-	-	(7,014)	-
Change in unrealized appreciation/depreciation	(112,225)	1,049,514	(155,336)	4,237,762
(Sale) Cover	(664,000)	-	-	-
Transfers into Level 3	-	-	-	-
Transfers out of Level 3	-	-	311,692	-
Balance at August 31, 2016	-	(1,568,276)	-	5,795,325

The Fund recognizes transfers between levels at the end of the reporting period. The credit default swaps were transferred from Level 3 to Level 2 at August 31, 2016 as independent pricing services were used to value these securities using observable market inputs.

(b) Securities Sold Short

The Fund is engaged in selling securities short, which obligates it to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

(c) Derivatives

The Fund utilizes derivatives in its investment strategies. The Fund’s primary strategies are as follows: Volatility, Equity Long Short, Relative Value, and Global Macro. The Fund implements these strategies by investing either directly in, or through total return swaps on, a broad range instruments, including, but not limited to, equities, bonds, currencies, commodities, master limited partnerships, credit derivatives, convertible securities, futures, forwards, options and swaps.

The following provides more information on specific types of derivatives and activity in the Fund. The use of derivative instruments by the Fund for the year ended August 31, 2016 was related to the use of swap contracts, purchased options, written options, and forward foreign currency contracts.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2016

Swap Agreements – The Fund invests in total return swaps, in which payments made by the Fund or the counterparty are based on the total return of a particular reference asset or portfolio of assets (such as a single security, combination or “basket” of securities, or an index). The value of the Fund’s swap positions increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures. Changes in value are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss on a swap contract may exceed the amount recorded as an asset or liability on the Consolidated Statement of Assets and Liabilities. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under a contract’s terms and the possible lack of liquidity with respect to the contracts.

The Fund also enters into credit default swap agreements, credit default index swap agreements and similar agreements as a protection “seller” or as a “buyer” of credit protection.  The credit default swap agreement or similar instruments may have as reference obligations one or more securities that are not then held by the Fund.  The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” a periodic stream of payments over the term of the agreement, provided generally that no credit event on a reference obligation has occurred. In addition, at the inception of the agreement, the protection “buyer” may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract.  If a credit event occurs, an auction process is used to determine the “recovery value” of the contract.  The seller then must pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process.  As a seller of protection, the Fund generally receives a fixed rate of income throughout the term of the swap provided that there is no credit event.  In addition, at the inception of the agreement, the Fund may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract.  If a credit event occurs, the Fund will be generally obligated to pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process.  Credit default swaps could result in losses if the Adviser does not correctly evaluate the creditworthiness of the underlying instrument on which the credit default swap is based.  Additionally, if the Fund is a seller of a credit default swap and a credit event occurs, the Fund could suffer significant losses.  As of August 31, 2016, the Fund had outstanding swap contracts as listed on the Consolidated Schedule of Investments.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2016

Options Contracts – The Fund may write call and put options on securities, derivative instruments, or currencies. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Written options which are closed or exercised will result in a gain if the closing transaction is less than the premium received. The Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. The risk exists that the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included in the Consolidated Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Purchasing options will result in a gain if the closing transaction is more than the premium paid.

The Fund both purchased and wrote options contracts during the year ended August 31, 2016. The Fund had outstanding purchased and written option contracts as listed on the Consolidated Schedule of Investments as of August 31, 2016.

Forward and Futures Contracts – The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

The Fund entered into forward currency contracts during the year ended August 31, 2016. The Fund had outstanding forward currency contracts outstanding as listed on the Consolidated Schedule of Investments as of August 31, 2016.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2016

Derivative Investment Holdings Categorized by Risk Exposure — The following table sets forth the fair value and the location in the Consolidated Statement of Assets and Liabilities of the Fund’s derivative contracts by primary risk exposure as of August 31, 2016:

Consolidated Statement of Assets and Liabilities Location

	Assets
	Purchased Options	Unrealized Appreciation on Forward Currency Contracts	Unrealized Appreciation on Swap Contracts *
Credit Contracts	$-	$-	$387,147
Currency Contracts	761,746	-	-
Equity Contracts	2,800,927	-	-
Interest Contracts	37,950	-	-
Volatility Contracts	480,000	-	6,138,064
Total	$4,080,623	$-	$6,525,211

	Liabilities
	Written Options	Unrealized Depreciation on Forward Currency Contracts	Unrealized Depreciation on Swap Contracts *
Credit Contracts	$-	$-	$(1,117,714)
Currency Contracts	(873,750)	(970,567)	-
Equity Contracts	(2,823,726)	-	-
Interest Contracts	(64,800)	-	-
Volatility Contracts	(785,500)	-	(1,431,072)
Total	$(4,547,776)	$(970,567)	$(2,548,786)

* Includes cumulative appreciation/depreciation of total return swap contracts as shown in the Schedule of Investments.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2016

The following tables set forth the Fund’s realized and unrealized gain / (loss), as reflected in the Consolidated Statement of Operations, by primary risk exposure and by type of derivative contract for the year ended August 31, 2016:

Amount of Realized Gain / (Loss) on Derivatives

Risk Exposure Category	Purchased Options	Swap Contracts	Written Options	Foreign Currency Contracts	Total
Commodity Contracts	$(223,567)	$2,423,557	$145,250	$-	$2,345,240
Credit Contracts	-	(282,027)	-	-	(282,027)
Currency Contracts	(356,454)	-	216,325	569,145	429,016
Equity Contracts	(7,260,312)	(1,533,627)	3,785,471	-	(5,008,468)
Interest Contracts	(144,422)	-	(597,083)	-	(741,505)
Volatility Contracts	(3,734,619)	2,947,466	3,210,672	-	2,423,519
Total	$(11,719,374)	$3,555,369	$6,760,635	$569,145	$(834,225)

Change in Unrealized Gain / (Loss) on Derivatives

Risk Exposure Category	Purchased Options	Swap Contracts	Written Options	Foreign Currency Contracts	Total
Credit Contracts	$-	$(710,002)	$-	$-	$(710,002)
Commodity Contracts	-	-	-	-	-
Currency Contracts	(675,288)	-	118,890	(1,273,892)	(1,830,290)
Equity Contracts	(1,580,106)	948,652	1,638,710	-	1,007,256
Interest Contracts	(98,200)	-	102,996	-	4,796
Volatility Contracts	(1,981,000)	4,453,978	163,269	-	2,636,247
Total	$(4,334,594)	$4,692,628	$2,023,865	$(1,273,892)	$1,108,007

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2016

The following table shows the average volume of derivative instruments for the Fund during the year ended August 31, 2016:

Derivative Type	Unit of Measure	Average Quantity
Credit default swaps	Notional Amount	$25,923,077
Total return swaps	Notional Amount	$131,379,614
Purchased options	Contracts	2,012,845
Purchased option currency contracts	Principal Amount	$48,708,456
Written options	Contracts	(16,023)
Written option currency contracts	Principal Amount	$(26,030,769)
Forward currency contracts	Notional Amount	34,659,911

The following table shows the Fund’s written options transactions for the year ended August 31, 2016:

	Contracts	Notional	Premiums
Balance at August 31, 2015	(4,500)	(30,000,000)	$(1,184,676)
Options written	(198,713)	(103,400,000)	(19,916,955)
Options assigned	2,000	-	25,499
Options purchased to cover	100,170	13,400,000	10,470,873
Option expirations	54,973	40,000,000	4,016,082
Balance at August 31, 2016	(46,070)	(80,000,000)	$(6,589,177)

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2016

As of August 31, 2016, the Fund held the following derivative instruments that were subject to offsetting on the Consolidated Statement of Assets and Liabilities:

				Gross Amounts not offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Offsetting Derivative Position	Cash Collateral Pledged (Received) (1)	Net Amount
Assets:
Total Return Swaps
Bank of America Merrill Lynch	$348,049	$-	$348,049	$(42,179)	$-	$305,870
Morgan Stanley	5,509,098	-	5,509,098	(295,096)		5,214,002
Societe Generale	280,917	-	280,917	(280,917)	-	-

Credit Default Swaps
Bank of America Merrill Lynch	387,147	-	387,147	(387,147)	-	-

Options
Bank of America Merrill Lynch	1,694,777	-	1,694,777	(1,568,276)	-	126,501
Citigroup	1,624,100	-	1,624,100	(1,624,100)	-	-
Morgan Stanley	761,746	-	761,746	(761,746)	-	-
	$10,605,834	$-	$10,605,834	$(4,959,461)	$-	$5,646,373

(1)	Any over-collateralization of total financial instruments or cash is not shown.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2016

				Gross Amounts not offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Offsetting Derivative Position	Cash Collateral Pledged (Received) (1)	Net Amount
Liabilities:
Total Return Swaps
Bank of America Merrill Lynch	$(42,179)	$-	$(42,179)	$42,179	$-	$-
Morgan Stanley	(295,096)	-	(295,096)	295,096	-	-
Societe Generale	(1,093,797)	-	(1,093,797)	280,917	812,880	-

Credit Default Swaps
Bank of America Merrill Lynch	(999,102)	-	(999,102)	387,147	611,955	-
Morgan Stanley	(118,612)	-	(118,612)	-	118,612	-

Written Options
Bank of America Merrill Lynch	(1,568,276)	-	(1,568,276)	1,568,276	-	-
Citigroup	(2,105,750)	-	(2,105,750)	1,624,100	481,650	-
Morgan Stanley	(873,750)	-	(873,750)	761,746	112,004	-

Forward Contracts
Morgan Stanley	(970,567)	-	(970,567)	-	970,567	-
	$(8,067,129)	$-	$(8,067,129)	$4,959,461	$3,107,668	$-

(2)  Any over-collateralization of total financial instruments or cash is not shown.

(d) Federal Income Taxes

The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2016

The Fund is required to evaluate tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.

Management of the Fund is required to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended August 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. As of August 31, 2016, the tax period ended August 31, 2015 is subject to examination. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders

The Fund records distributions to shareholders, which are determined in accordance with income tax regulations, on the ex-dividend date. Distributions of net investment income, if any, will be distributed annually. Net realized gains from investment transactions, if any, will be distributed to shareholders annually. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund may periodically make reclassifications among certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(f) Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(g) Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2016

(h) Security Transactions and Investment Income

The Fund records security transactions based on trade date. Realized gains and losses on sales of securities are calculated using the first-in, first-out method. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

(i) Restricted Cash & Deposits with Broker

At August 31, 2016, the Fund held restricted cash in connection with investments with certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected on the Consolidated Statement of Assets and Liabilities as cash collateral for derivative instruments. On August 31, 2016, the Fund had pledged the following amounts as collateral for open currency contracts, swap contracts, and written options:

Counterparty	Amount Pledged
Bank of America Merrill Lynch	$20,492,440
Citigroup	44,750,032
Morgan Stanley	7,400,000
Societe Generale	3,350,000
$75,992,472

On August 31, 2016, the Fund owed $5,584,954 to Citigroup in margin for short sales and written options as reflected on the Consolidated Statement of Assets and Liabilities.

Note 3 – Investment Management Agreement and Other Transactions with Affiliates

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee based on the Fund’s average daily net assets at the annual rate of 1.70%. Pursuant to a contractual fee waiver and reimbursement agreement, the Adviser will reimburse the Fund for expenses in excess of 1.95% and 2.20% of average daily net assets for Institutional Class shares and Investor Class shares, respectively, excluding taxes, interest charges, litigation and other extraordinary expenses, acquired fund fees and expenses, interest and expense relating to short sales, borrowing costs, and brokers’ commissions, and other charges relating to the purchase and sale of the Fund’s portfolio securities. The Adviser (without the approval of the Board of Trustees) is entitled to recoup the amounts provided for in the fee waiver and reimbursement agreement for a period of up to three years following the fiscal year in which the Adviser reduced its compensation and/or assumed expenses for the Fund, provided that the total operating expenses of the Fund, including the recoupment, do not exceed the established cap on expenses for that year.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2016

At August 31, 2016, the amounts waived by the Adviser and the eligible recapture periods are as follows:

Amounts Available for Recoupment	Expiration
$ 151,109	August 31, 2018
174,049	August 31, 2019
$ 325,158

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the Fund’s administrator and transfer agent.  U.S. Bank, N.A. serves as the Fund’s custodian.  Quasar Distributors, LLC, an affiliate of USBFS, acts as the Fund’s distributor and principal underwriter.

The Independent Trustees were paid $10,795 for their services and reimbursement of travel expenses during the year ended August 31, 2016. No compensation is paid to the Interested Trustee or officers of the Trust.

Note 4 – Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 for the Fund’s Investor Class shares (the “Plan”) that allows the Fund to pay fees for the sale, distribution and servicing of its Investor Class shares. The Plan provides for a distribution and servicing fee of up to 0.25% of the Investor Class shares’ average daily net assets. The Fund paid $12,454 in distribution fees for the year ended August 31, 2016.

Third party distribution and servicing expenses may be paid directly by the Fund or through the Investment Adviser in its administrative role for purposes of facilitating and monitoring payments under the Plan.

Quasar Distributors, LLC (the “Distributor”), acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares and is paid for its services by the Investment Adviser out of the fees received under the Plan and may be paid out of the Investment Adviser’s own resources. The Distributor is an affiliate of U.S. Bancorp Fund Services, LLC.

Note 5 – Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under section 2(a)(9) of the 1940 Act. As of August 31, 2016, Infinity Q Capital Management LLC held 39% of the outstanding shares of the Institutional Class shares of the Fund. As of August 31, 2016, Charles Schwab & Company, Inc. held 92% and 30%, in aggregate for the benefit of others, of the outstanding Investor Class and Institutional Class shares of the Fund, respectively.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2016

Note 6 – Investment Transactions

Purchases and sales of investment securities (excluding swap contracts, options, and other short-term investments) for the Fund for the year ended August 31, 2016, were as follows:

Purchases	$ 91,069,125
Sales	$ 69,635,815

Note 7 – Tax Information and Distributions to Shareholders

The tax character of distributions paid during the year ended August 31, 2016 and the fiscal period ended August 31, 2015 were as follows:

	Year Ended August 31, 2016		Period Ended August 31, 2015
Distributions Paid From:	$		$
Ordinary Income		-		-
Short-Term Capital Gains		186,277		-
Long-Term Capital Gains		1,467,482		744,791
Total Distributions Paid		$1,653,759		$744,791

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended August 31, 2015.

As of August 31, 2016, the components of accumulated earnings (losses) for income tax purposes were as follows:

Cost of investments for tax purposes	$71,416,585

Gross tax unrealized appreciation	59,278
Gross tax unrealized depreciation	(1,148,778)
Net tax unrealized depreciation on investments	(1,089,500)

Undistributed ordinary income	3,670,576
Undistributed long-term capital gains	-
Distributable earnings	3,670,576

Other accumulated loss	(4,216,309)

Total	$(1,635,233)

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2016

U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are primarily related to net operating losses. These classifications have no effect on net assets or net asset value per share. For the year ended August 31, 2016, the following table shows the reclassifications made:

Undistributed Net Investment Income / (Loss)	Accumulated Net Realized Gain / (Loss)	Paid in Capital
$ 2,426,813	$ (2,426,813)	$ -

At August 31, 2016, the Fund had capital loss carryforwards, which reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. At August 31, 2016, none of the capital loss carryforwards are subject to expiration. Pursuant to the Internal Revenue Code, the character of such capital loss carryforwards is as follows:

Short-Term	Long-Term	Total
$ 2,305,522	$ 2,428,795	$ 4,734,317

The Fund is required, in order to meet certain excise tax requirements, to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Fund is permitted, for tax purposes, to defer into its next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. As of August 31, 2016 the Fund did not defer a post-October capital loss on a tax basis.

Note 8 – Underlying Investment in Other Investment Companies

The Fund currently invests a portion of its assets in Fidelity Institutional Money Market Portfolio - Class I (“Fidelity”). The performance of the Fund may be directly affected by the performance of Fidelity. Fidelity is registered under the 1940 Act as an open-ended management investment company.  Fidelity invests in a diversified portfolio of high-quality, short-term debt securities, including securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Fidelity also invests more than 25% of its total assets in the financial services industries. The financial statements of Fidelity, including the portfolio of investments, can be found at the Security and Exchange Commission’s website and should be read in conjunction with the Fund’s financial statements. As of August 31, 2016, 29% of the Fund’s net assets were invested in Fidelity.

Infinity Q Diversified Alpha Fund
Notes to Consolidated Financial Statements
August 31, 2016

Note 9 – Subsequent Events

Management has evaluated events and transactions that occurred subsequent to August 31, 2016 through the date the financial statements have been issued and has determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Note 10 – Change in Accounting Policy

For the fiscal period ended August 31, 2015, the portfolio turnover ratio for the Fund was calculated excluding cash and long-term derivative positions from the market value of the Fund’s holdings. Subsequent to the issuance of the Annual Report, management determined it would be more appropriate to include the value of these positions as they represent a significant percentage of the Fund’s holdings. For the period ended August 31, 2015, the original ratio of 6012% was revised to 195% based on the updated calculation, which will be utilized going forward.

The amount of long-term derivative and cash transactions are excluded from the ratio calculation. If they were included, the ratio would be significantly higher.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Trust for Advised Portfolios
and the Shareholders of Infinity Q Diversified Alpha Fund

We have audited the accompanying consolidated statement of assets and liabilities of Infinity Q Diversified Alpha Fund (the “Fund”), a series of shares of beneficial interest in the Trust for Advised Portfolios, including the consolidated schedule of investments, as of August 31, 2016, and the related consolidated statement of operations, and the consolidated statements of changes in net assets and the consolidated financial highlights for the year then ended and the period from September 30, 2014 (commencement of operations) to August 31, 2015.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2016 by correspondence with custodian, counterparties, and brokers and by other appropriate auditing appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Infinity Q Diversified Alpha Fund as of August 31, 2016, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period from September 30, 2014 to August 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
October 31, 2016

TRUSTEE AND OFFICER INFORMATION (Unaudited)
Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
John Chrystal 615 E. Michigan St. Milwaukee, WI 53202 Age: 58	Trustee	Since 2011	Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provides strategic advice and assistance to financial institutions. Previously a Partner at DiMaio Ahmad Capital, an investment management firm.	1	Javelin Mortgage Investments, Inc. and The Bancorp, Inc.
Albert J. DiUlio, S.J. 615 E. Michigan St. Milwaukee, WI 53202 Age: 73	Trustee	Since 2011	Treasurer, Midwest Province and Wisconsin Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 – 2014). Previously, served five years as Secretary for Finance and Higher Education USA Jesuit Conference, followed by a one year Sabbatical.	1	None
David S. Krause 615 E. Michigan St. Milwaukee, WI 53202 Age: 62	Trustee	Since 2011	Director of the Applied Investment Management program and Adjunct Assistant Professor of Finance at Marquette University.	1	None
Harry E. Resis 615 E. Michigan St. Milwaukee, WI 53202 Age: 70	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.	1	None
Interested Trustee(5)
Ian Martin 615 E. Michigan St. Milwaukee, WI 53202 Age: 47	Trustee	Since 2013	Executive Vice President, U.S. Bancorp Fund Services, LLC	1	None

TRUSTEE AND OFFICER INFORMATION (Unaudited) (Continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Officers
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Age: 41	President and Principal Executive Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011 – present); Vice President, Huntington Asset Services (2008 – 2011)	N/A	N/A

Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Age: 58	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011 to present); Field Finance Manager, Johnson Controls, Inc. (2008-2011).	N/A	N/A

Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Age: 36	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011 – present); Senior Fund Administrator, Huntington Asset Services (2002 – 2011)	N/A	N/A

Eric W. Pinciss, Esq. 615 E. Michigan Street Milwaukee, WI 53202 Age: 40	Secretary	Since 2015	Vice President, U.S. Bancorp Fund Services, LLC (January 2012 to present); Contract Attorney, various law firms (2009-2012).	N/A	N/A

TRUSTEE AND OFFICER INFORMATION (Unaudited) (Continued)

(1)	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term until the election of a successor.

(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor servicesdo they share the same investment advisor with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(5)
Mr. Martin is an “interested person” of the Trust as defined by the 1940 Act. Mr. Martin is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Trust’s distributor.

The Fund’s Statement of Additional Information (“SAI”) includes information about the Fund’s Trustees and is available without charge, upon request, by calling (844) 473-8631.

General Information

Infinity Q Diversified Alpha Fund
August 31, 2016 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES
You may obtain a description of the Fund’s proxy voting policy and voting records, without charge, upon request by contacting the Funds directly at 1-844-IQFUND1 or on the EDGAR Database on the SEC’s website at www.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N-PX. The Fund’s Form N-PX is available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE
The Fund files its complete portfolio schedule with the Securities and Exchange Commission (SEC) on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Fund’s Form N-Qs are available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION
For the fiscal year ended August 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Infinity Q Diversified Alpha Fund     0.00%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2016 was as follows:

Infinity Q Diversified Alpha Fund     0.00%

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting held on August 16 and 17, 2016, the Board of Trustees (the “Board”) of Trust for Advised Portfolios (the “Trust”), including all Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”), considered and approved the continuance of the investment advisory agreement (“Advisory Agreement”) with Infinity Q Capital Management, LLC (“Infinity Q” or the “Adviser”), for the Infinity Q Diversified Alpha Fund (the “Fund”).  Ahead of the August meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services to be provided by the Adviser to the Fund under the Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

In considering the continuance of the Advisory Agreement, the Board considered the following factors and made the following determinations.  In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each Trustee may have attributed different weights to the various factors and information.

•	In considering the nature, extent and quality of the services provided by the Adviser, the Trustees considered the Adviser’s specific responsibilities in all aspects of the day-to-day management of the Fund as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel that would be involved in the day-to-day activities of the Fund. The Board noted that the Adviser’s implementation of the Fund’s multifaceted investment strategy requires a specialized set of skills. The Board also considered the resources and compliance structure of Infinity Q, including information regarding its compliance program, its chief compliance officer and Infinity Q’s compliance record, and its disaster recovery/business continuity plan. The Board also considered the prior relationship between Infinity Q and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss fund performance, investment outlook as well as various marketing and compliance topics, including the Adviser’s risk management process. The Board concluded that Infinity Q had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that, in the Board’s view, the nature, overall quality, and extent of the management services provided were and would continue to be satisfactory and reliable.

•	In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the performance of the Fund on both an absolute basis, and in comparison to appropriate securities benchmarks. With respect to the Fund, the Board considered that the Fund had slightly underperformed relative to its peer group, the Fund outperformed its benchmark index, and further, that the Fund had a performance record of less than two years.

•	The Trustees also reviewed the cost of the services, and the structure and level of advisory fees payable by the Fund, including a comparison of those fees to fees charged by a peer group of funds. After reviewing the materials that were provided, the Trustees concluded that the fees to be received by Infinity Q were fair and reasonable.

•	With respect to the Fund, the Trustees considered Infinity Q’s assertion that, based on the asset size of the Fund, economies of scale had not yet been achieved. The Trustees concluded that they will have the opportunity to periodically reexamine whether economies of scale have been achieved.

•	The Trustees considered the profitability of Infinity Q from managing the Fund. In assessing Infinity Q’s profitability, the Trustees reviewed Infinity Q’s financial information that was provided in the Board materials and took into account both the direct and indirect benefits to Infinity Q from managing the Fund. The Trustees concluded that Infinity Q’s profits from managing the Fund were not excessive and, after a review of the relevant financial information, Infinity Q appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

Investment Adviser
Infinity Q Capital Management, LLC
888 7th Avenue, Suite 3700
New York, NY 10106

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, PA 19103

Legal Counsel
Morgan, Lewis & Bockius, LLP
111 Pennsylvania Avenue, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John Chrystal, Albert J. DiUlio, David S. Krause and Harry E. Resis are the “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Infinity Q Diversified Alpha Fund
	BBD, LLP
	FYE 8/31/2016	FYE 8/31/2015
Audit Fees	$35,000	$18,000
Audit-Related Fees	N/A	N/A
Tax Fees	$4,500	$4,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Infinity Q Diversified Alpha Fund
	BBD, LLP
	FYE 8/31/2016	FYE 8/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Infinity Q Diversified Alpha Fund
BBD, LLP
Non-Audit Related Fees	FYE 8/31/2016	FYE 8/31/2015
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees

EX.99.CODE ETH

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By           /s/ Christopher E. Kashmerick
  Christopher E. Kashmerick, President

Date       November 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By           /s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date       November 4, 2016

By           /s/ Russell B. Simon
  Russell B. Simon, Treasurer

   Date       November 4, 2016